UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01. Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EX-99.1

EX-99.2

Item 2.02.	Results of Operations and Financial Condition.

On February 26, 2013, Avago Technologies Ltd. (“Avago” or the “Company”) issued a press release announcing its unaudited financial results for the first quarter ended February 3, 2013. The Company will host an investor conference call on February 26, 2013 at 2:00 p.m. Pacific Time to discuss these results.

The foregoing description is qualified in its entirety by reference to the press release dated February 26, 2013, a copy of which is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) On February 26, 2013, the Company announced that Douglas R. Bettinger, the Company’s Senior Vice President and Chief Financial Officer, has resigned his position with the Company effective March 8, 2013. Mr. Bettinger’s departure is not related to any disagreement with the Company. Mr. Bettinger has also resigned as a proxy holder in respect of the Company’s 2013 Annual General Meeting of Shareholders, scheduled to take place on April 10, 2013.

In connection with Mr. Bettinger’s departure, the Company announced that Anthony Maslowski, the Company’s Vice President and Corporate Controller, will serve as the Company’s interim Chief Financial Officer and interim principal financial officer, with effect from March 8, 2013, during a search for Mr. Bettinger’s replacement. Mr. Maslowski, age 52, joined the Company in 2006 as Vice President of Internal Audit. Prior to joining the Company, Mr. Maslowski served as the Chief Financial Officer for Allegro Manufacturing Pte Ltd and prior to that, he held senior finance management positions at Lam Research Corporation and Hitachi Data Systems Corporation. Mr. Maslowski holds a Bachelor of Business Administration degree from University of Michigan. As at February 26, 2013, Mr. Maslowski beneficially owned 7,500 ordinary shares of the Company (representing less than 1% of the Company’s outstanding shares), including 3,000 shares that Mr. Maslowski has the right to acquire within 60 days thereafter upon the exercise of share options.

A copy of the press release dated February 26, 2013, announcing the foregoing management changes is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

Avago will be presenting, and meeting with investors, at the Morgan Stanley Technology, Media & Telecom Conference in San Francisco on February 28, 2013, and will be meeting with investors at the UBS Trends in Wireless Conference in New York on March 6, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1 99.2

Press release, dated February 26, 2013, entitled “Avago Technologies Limited Announces First Quarter Fiscal Year 2013 Financial Results”.

Press release, dated February 26, 2013, entitled “Avago Technologies Limited Announces Departure of CFO Douglas Bettinger”.

The information contained in Items 2.02 and 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements which address our expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance, based on management’s judgment, beliefs, current trends and market conditions, and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; quarterly and annual fluctuations in operating results; loss of our significant customers; increased dependence on the volatile, wireless handset market; our competitive performance and ability to continue achieving design wins with our customers; our dependence on contract manufacturing and outsourced supply chain and our ability to improve our cost structure through our manufacturing outsourcing program; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; dependence on and risks associated with distributors of our products; any expenses associated with resolving customer product and warranty and indemnification claims; our ability to achieve the growth prospects and synergies expected from acquisitions we may make; delays, challenges and expenses associated with integrating acquired companies with our existing businesses; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Annual Report on Form 10-K filed on December 17, 2012 and other filings with the Securities and Exchange Commission, or “SEC” (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2013

Avago Technologies Limited

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 26, 2013, entitled “Avago Technologies Limited Announces First Quarter Fiscal Year 2013 Financial Results”.
99.2	Press release, dated February 26, 2013, entitled “Avago Technologies Limited Announces Departure of CFO Douglas Bettinger”.